Earnings Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
EARNINGS PER SHARE

Note 17 – EARNINGS PER SHARE

The following table presents a reconciliation of basic and diluted net income per share for the years ended December 31, 2017, 2016 and 2015:

	For the Years Ended December 31,
	2017	2016	2015
Net income available to common shareholders for basic and diluted net income per common share	$2,590,931	$2,433,720	$945,577
Weighted average common shares outstanding – basic	9,864,479	8,767,738	8,200,000
Effect of dilutive securities:
Warrants issued to third party	-	-	960,087
Weighted average common shares outstanding – diluted	9,864,479	8,767,738	9,160,087
Net income per common share – basic	$0.26	$0.28	$0.12
Net income per common share – diluted	$0.26	$0.28	$0.10

On February 2, 2015, the Company entered into a one-year loan contract with Bangruisi, pursuant to which Bangruisi lent $2,310,643 (RMB 15,000,000) with an annual interest rate of 10% to the Company, and would have the right to convert all or part of the loan into contributed capital of Jinzheng at a price of $2,310,643 (RMB 15,000,000) for 20% equity interest within two years from inception of the loan and the right would not expire in case of early repayment. Furthermore, the Company granted Bangruisi a transferable option to acquire a maximum of 5% of the Company’s equity interest by a consideration of $770,214 (RMB 5,000,000). Those terms constitute warrants with exercise price of $1.19 and $1.88, respectively. Those warrants and options were cancelled subsequently when the loan was paid in full. Also see Note 12 for more details.